UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

UNIVERSAL DISPLAY CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	1-12031	23-2372688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Phillips Boulevard, Ewing, NJ		08618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (609) 671-0980

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	OLED	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Company held the 2026 Annual Meeting on June 18, 2026.

(b) The number of votes represented at the annual meeting, in person or by proxy, was 42,581,241. In determining this number, abstentions and shares held by brokers who have notified us that they lack voting authority with respect to any matter (referred to herein as “broker non-votes”) were deemed present for quorum purposes. The matters voted upon at the annual meeting and the results of the vote on each such matter are set forth below:

1. Election of Directors.

Name	Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
Steven V. Abramson	37,862,560	514,598	32,896	4,171,187
Nigel Brown	38,048,461	322,239	39,354	4,171,187
Cynthia J. Comparin	37,091,401	1,282,325	36,328	4,171,187
Richard C. Elias	37,363,539	1,008,128	38,387	4,171,187
Elizabeth H. Gemmill	35,335,378	3,043,479	31,197	4,171,187
C. Keith Hartley	35,831,460	2,540,787	37,807	4,171,187
Celia M. Joseph	34,242,750	4,135,503	31,801	4,171,187
Lawrence Lacerte	35,090,435	3,280,656	38,963	4,171,187
Joan Lau	37,537,209	836,890	35,955	4,171,187
Sidney D. Rosenblatt	37,398,294	977,519	34,241	4,171,187
April Walker	38,220,756	156,183	33,115	4,171,187

* Abstentions and broker non-votes were not considered votes “cast” with respect to the election of directors.

2. Advisory resolution to approve compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
30,833,842	7,506,813	69,399	4,171,187

* Abstentions and broker non-votes were not considered votes “cast” on this proposal.

3. Proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026.

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
41,561,564	981,659	38,018	n/a

* Abstentions were not considered votes “cast” on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Universal Display Corporation

Date: June 22, 2026	By:	/s/ Mauro Premutico
Mauro Premutico
Secretary